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                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  ------------

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 15, 2004

                          COOPER TIRE & RUBBER COMPANY
               (Exact Name of Registrant as Specified in Charter)



              DELAWARE                  1-4329                   34-4297750
----------------------------          ------------           ------------------
(State or Other Jurisdiction          (Commission              (IRS Employer
      of Incorporation)               File Number)           Identification No.)

      701 Lima Avenue, Findlay, OH                          45840
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(Address of Principal Executive Offices)                  (Zip Code)


       Registrant's telephone number, including area code: (419) 423-1321
                                                           --------------


          ------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 7.  EXHIBITS


     DESIGNATION OF
EXHIBITS IN THIS REPORT            DESCRIPTION OF EXHIBIT
-----------------------       ---------------------------------
         99                   News Release dated April 15, 2004



ITEM 12.  RESULTS OF OPERATIONS AND FINANCIAL CONDITION

We are furnishing our release dated April 15, 2004, relative to first quarter 2004 earnings, that is filed as Exhibit 99 as part of this Form 8-K.






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                                       COOPER TIRE & RUBBER COMPANY


                                       By:   /s/ James E. Kline
                                             -----------------------
                                             James E. Kline
                                             Vice President
                                             General Counsel
                                             and Corporate Secretary



Date:  April 15, 2004